RYDEX DYNAMIC FUNDS

            Supplement dated July 31, 2007 to the Rydex Dynamic Funds
                       Statement of Additional Information
                                Dated May 1, 2007

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE RYDEX DYNAMIC FUNDS STATEMENT OF ADDITIONAL INFORMATION ("SAI") LISTED ABOVE AND SHOULD BE READ IN CONJUNCTION WITH THE SAI.
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Effective  July 31,  2007,  each Rydex  Dynamic  Fund's  (except  for the OTC 2x
Strategy Fund (formerly, the Dynamic OTC Fund) and Inverse OTC 2x Strategy Fund (formerly, the Inverse Dynamic OTC Fund)) non-fundamental investment policy to invest at least 80% of its net assets in a particular investment, which had been previously rescinded, will be reinstated. Therefore, effective July 31, 2007, each Fund (except for the OTC 2x Strategy Fund and Inverse OTC 2x Strategy Fund) will be subject to the following non-fundamental investment policy:

Under normal circumstances, each Fund will invest substantially all (at least 80%) of its assets in financial instruments with economic characteristics that should perform similarly to those of its benchmark. This is a non-fundamental policy that can be changed by a Fund upon 60 days' prior notice to shareholders.

THE REINSTATEMENT OF THE FUNDS' NON-FUNDAMENTAL INVESTMENT POLICIES DOES NOT IN ANY WAY AFFECT THE INVESTMENT OBJECTIVES OF THE FUNDS, WHICH REMAIN UNCHANGED, OR THE MANNER IN WHICH THE FUNDS SEEK TO MEET THEIR RESPECTIVE INVESTMENT OBJECTIVES.

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               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.